UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 20, 2021

Anterix Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-36827	33-0745043
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

3 Garret Mountain Plaza Suite 401 Woodland Park, NJ	07424
(Address of principal executive offices)	(Zip Code)

(973) 771-0300
Registrant’s telephone number, including area code

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12(b))

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of Each Exchange on which registered
Common Stock, $0.0001 par value	ATEX	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01 Other Events.

On September 17, 2021, Anterix Inc. (the “Company”) entered into an agreement with Evergy Services, Inc. (“Evergy”) providing Evergy and its affiliates with a long-term lease of the Company’s 900 MHz broadband spectrum (the “Evergy Agreement”). The Evergy Agreement will enable Evergy to deploy a private LTE network that will provide critical broadband communications capabilities for its service territories in Kansas and Missouri, covering approximately 3.88 million people, and will serve as an accelerator to Evergy’s digital transformation.

Evergy and Anterix obtained all necessary internal approvals prior to executing the agreement. The Evergy Agreement is subject to customary provisions regarding remedies for non-delivery, including refund of amounts paid and termination rights, if the Company fails to perform its contractual obligations.

The Company also issued a press release (the “Press Release”) announcing its entry into the Evergy Agreement and posted a Fact Sheet (the “Fact Sheet”) containing additional information regarding the material terms of the Evergy Agreement on the Investor Relations page of its website at: https://s25.q4cdn.com/860532731/files/doc_transcript/2021/09/Evergy-contract-factsheet.pdf.

A copy of the Press Release and Fact Sheet are being filed as Exhibit 99.1 and Exhibit 99.2, respectively, to this Current Report on Form 8-K, and each is incorporated herein by reference. The information on or accessible through the Company’s website, other than the Fact Sheet, is not incorporated into this Current Report on Form 8-K.

Item 9.01.  Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Press Release dated September 20, 2021
99.2	Fact Sheet dated September 20, 2021
104	Cover Page Interactive Data File (formatted as Inline XBRL)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Anterix Inc.

Date: September 20, 2021	/s/ Gena L. Ashe
Gena L. Ashe
Chief Legal Officer and Corporate Secretary